Exhibit 10.1

AMENDMENT NO. 1 TO

REGISTRATION RIGHTS AGREEMENT

This Amendment No. 1 (“Amendment”) to that certain Registration Rights Agreement, dated as of April 29, 2000 (“Agreement”), by and between ICO Global Communications (Holdings) Limited) (“Company”) and Eagle River Investments, LLC (subsequently assigned to Eagle River Satellite Holdings, LLC) (“Holder”) is made as of the 22nd day of April, 2010 (“Effective Date”) (Company and Holder, each a “Party” and collectively, the “Parties”). Capitalized terms used herein without definition shall have the meanings given to such terms in the Agreement.

WHEREAS, the Agreement grants Holder the right to demand registration of shares of the Company’s Class A Common Stock and Class B Common Stock beneficially owned by Holder (“Registration Rights”).

WHEREAS, the Agreement expires April 29, 2010 (“Initial Expiration Date”).

WHEREAS, Holder has agreed to refrain from exercising its Registration Rights before the Initial Expiration Date if the Company agrees to extend the term of the Agreement.

NOW THEREFORE, in consideration of the mutual promises and covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.	Amendment to Section 14 Term. Section 14 of the Agreement is hereby amended and restated in its entirety to read as follows:

“14. Term. This Agreement and the rights granted hereunder shall expire on April 29, 2012.”

2.	New Section 15. Section 15 of the Agreement is hereby added to read as follows:

“15. Waiver of Certain Registration Rights. Holder agrees not to exercise its rights under Section 2 of the Agreement before the Initial Expiration Date.”

3.	Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an originally executed signature page or pages hereto, a counterpart signature page, or a photocopy or electronically scanned copy thereof transmitted by telephone facsimile transmission or electronic mail shall be as effective as delivery of a manually signed counterpart of this Amendment.

4.	Continuing Effect. With the exception of this Amendment, the remaining provisions of the Agreement remain unchanged.

* * * *

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the Effective Date.

ICO Global Communications (Holdings) Limited		Eagle River Satellite Holdings, LLC

/s/ John L. Flynn		/s/ Amit Mehta
Name:	John L. Flynn	Name:	Amit Mehta
Title:	Executive Vice President, General Counsel	Title:	Vice President
and Corporate Secretary